SHORT-TERM BORROWINGS	12 Months Ended
Dec. 31, 2022
Financial Instruments [Abstract]
SHORT-TERM BORROWINGS	SHORT-TERM BORROWINGS

	As at December 31
(In millions of dollars)	2022	2021

Receivables securitization program	2,400	800
US commercial paper program (net of the discount on issuance)	214	893
Non-revolving credit facility borrowings	371	507

Total short-term borrowings	2,985	2,200
Below is a summary of the activity relating to our short-term borrowings for the years ended December 31, 2022 and 2021.

	Year ended December 31, 2022			Year ended December 31, 2021
	Notional	Exchange	Notional	Notional	Exchange	Notional
(In millions of dollars, except exchange rates)	(US$)	rate	(Cdn$)	(US$)	rate	(Cdn$)

Proceeds received from receivables securitization			1,600			150
Net proceeds received from receivables securitization			1,600			150

Proceeds received from US commercial paper	6,745	1.302	8,781	2,568	1.260	3,235
Repayment of US commercial paper	(7,303)	1.306	(9,537)	(2,314)	1.259	(2,914)
Net (repayment of) proceeds received from US commercial paper			(756)			321

Proceeds received from non-revolving credit facilities (Cdn$)			865			—
Proceeds received from non-revolving credit facilities (US$)	—	—	—	1,200	1.253	1,503
Total proceeds received from non-revolving credit facilities			865			1,503

Repayment of non-revolving credit facilities (Cdn$)			(495)			—
Repayment of non-revolving credit facilities (US$)	(400)	1.268	(507)	(800)	1.254	(1,003)
Total repayment of non-revolving credit facilities			(1,002)			(1,003)

Net (repayment of) proceeds received from non-revolving credit facilities			(137)			500

Net proceeds received from short-term borrowings			707			971

RECEIVABLES SECURITIZATION PROGRAM
We participate in a receivables securitization program with a Canadian financial institution that allows us to sell certain receivables into the program.

In March 2022, we amended the terms of our receivables securitization program and increased the maximum potential proceeds under the program from $1.2 billion to $1.8 billion. In May 2022, we further amended the terms of the program and increased the maximum potential proceeds to $2 billion. In October 2022, we further amended the terms of the program and increased the maximum potential proceeds to $2.4 billion.

We continue to service and retain substantially all of the risks and rewards relating to the receivables we sell, and therefore, the receivables remain recognized on our Consolidated Statements of Financial Position and the funding received is recognized as "short-term borrowings". The terms of our receivables securitization program are committed until its expiry, which we extended this year to an expiration date of April 25, 2024. The buyer's interest in these trade receivables ranks ahead of our interest. The program restricts us from using the receivables as collateral for any other purpose. The buyer of our trade receivables has no claim on any of our other assets.

	As at December 31
(In millions of dollars)	2022	2021

Receivables sold to buyer as security	2,914	2,679
Short-term borrowings from buyer	(2,400)	(800)

Overcollateralization	514	1,879

	Years ended December 31
(In millions of dollars)	2022	2021

Receivables securitization program, beginning of year	800	650
Net proceeds received from receivables securitization	1,600	150

Receivables securitization program, end of year	2,400	800
US COMMERCIAL PAPER PROGRAM
We have a US CP program that allows us to issue up to a maximum aggregate principal amount of US$1.5 billion. Funds can be borrowed under this program with terms to maturity ranging from 1 to 397 days, subject to ongoing market conditions. Issuances made under the US CP program are issued at a discount. Borrowings under our US CP program are classified as "short-term borrowings" on our Consolidated Statements of Financial Position when they are due within one year of the date of the financial statements.

Below is a summary of the activity relating to our US CP program for the years ended December 31, 2022 and 2021.

	Year ended December 31, 2022			Year ended December 31, 2021
	Notional	Exchange	Notional	Notional	Exchange	Notional
(In millions of dollars, except exchange rates)	(US$)	rate	(Cdn$)	(US$)	rate	(Cdn$)

US commercial paper, beginning of year	704	1.268	893	449	1.272	571
Net (repayment of) proceeds received from US commercial paper	(558)	1.355	(756)	254	1.264	321
Discounts on issuance [1]	12	1.250	15	1	n/m	2
Loss (gain) on foreign exchange [1]			62			(1)

US commercial paper, end of year	158	1.354	214	704	1.268	893
n/m - not meaningful
[1] Included in "finance costs".

Concurrent with the US CP borrowings, we entered into debt derivatives to hedge the foreign currency risk associated with the principal and interest components of the borrowings under the US CP program (see note 17). We have not designated these debt derivatives as hedges for accounting purposes.

NON-REVOLVING CREDIT FACILITY
In December 2022, we entered into non-revolving credit facilities with an aggregate limit of $1 billion, including $375 million maturing in December 2023, $375 million maturing in January 2024, and $250 million maturing one year from when it is drawn. Any borrowings under these facilities will be recorded as "short-term borrowings" as they will be due within 12 months. Borrowings under the facilities are unsecured, guaranteed by RCCI, and rank equally in right of payment with all of our senior notes and debentures. As at December 31, 2022, we had borrowed $375 million and received $370 million net of the discount on issuance, under the facility maturing in December 2023. In January 2023, we borrowed US$273 million under the facility maturing in January 2024. In February 2023, we borrowed US$186 million under the remaining facility, maturing in February 2024. As a result, we have fully drawn on the facilities.

In June 2021, we entered into non-revolving credit facilities with an aggregate limit of US$1.6 billion that matured in June 2022. Borrowings under these facilities were recorded as "short-term borrowings". Borrowings under the facilities were unsecured, guaranteed by RCCI, and ranked equally in right of payment with all of our senior notes and debentures. In December 2021, we terminated the undrawn non-revolving credit facilities with an aggregate limit of US$1.2 billion. In February 2022, we repaid the outstanding US$400 million and terminated the facility.

Below is a summary of the activity relating to our non-revolving credit facilities for the year ended December 31, 2022 and year ended December 31, 2021.

	Years ended December 31
(In millions of dollars)	2022	2021

Non-revolving credit facility, beginning of year	507	—
Net (repayment of) proceeds received from non-revolving credit facilities	(137)	500
Loss on foreign exchange [1]	1	7

Non-revolving credit facility, end of year	371	507
[1] Included in "finance costs".

COMMITTED CREDIT FACILITY
In March 2021, in connection with the Shaw Transaction (see note 30), we entered into a binding commitment letter for a committed credit facility with a syndicate of banks in an amount up to $19 billion. As a result of entering into the Shaw term loan facility (see note 21), the maximum amount we can draw on this committed facility decreased to $13 billion. Subsequently, as a result of issuing US$7.05 billion ($9.05 billion) and $4.25 billion senior notes (see note 21) during the first quarter of 2022, the maximum amount we could have drawn decreased to nil and the facility was terminated.
LONG-TERM DEBT

					As at December 31
(In millions of dollars, except interest rates)	Due date		Principal amount	Interest rate	2022	2021

Senior notes	2022	US	750	Floating	—	951
Senior notes	2022		600	4.000%	—	600
Senior notes	2023	US	500	3.000%	677	634
Senior notes	2023	US	850	4.100%	1,151	1,078
Senior notes	2024		600	4.000%	600	600
Senior notes [1]	2025	US	1,000	2.950%	1,354	—
Senior notes [1]	2025		1,250	3.100%	1,250	—
Senior notes	2025	US	700	3.625%	948	886
Senior notes	2026	US	500	2.900%	677	634
Senior notes	2027		1,500	3.650%	1,500	1,500
Senior notes [1]	2027	US	1,300	3.200%	1,761	—
Senior notes [1]	2029		1,000	3.750%	1,000	—
Senior notes	2029		1,000	3.250%	1,000	1,000
Senior notes [1]	2032	US	2,000	3.800%	2,709	—
Senior notes [1]	2032		1,000	4.250%	1,000	—
Senior debentures [2]	2032	US	200	8.750%	271	254
Senior notes	2038	US	350	7.500%	474	444
Senior notes	2039		500	6.680%	500	500
Senior notes	2040		800	6.110%	800	800
Senior notes	2041		400	6.560%	400	400
Senior notes [1]	2042	US	750	4.500%	1,016	—
Senior notes	2043	US	500	4.500%	677	634
Senior notes	2043	US	650	5.450%	880	823
Senior notes	2044	US	1,050	5.000%	1,422	1,331
Senior notes	2048	US	750	4.300%	1,016	951
Senior notes	2049	US	1,250	4.350%	1,693	1,585
Senior notes	2049	US	1,000	3.700%	1,354	1,268
Senior notes [1]	2052	US	2,000	4.550%	2,709	—
Senior notes [1]	2052		1,000	5.250%	1,000	—
Subordinated notes [3]	2081		2,000	5.000%	2,000	2,000
Subordinated notes [3]	2082	US	750	5.250%	1,016	—
					32,855	18,873
Deferred transaction costs and discounts					(1,122)	(185)
Less current portion					(1,828)	(1,551)

Total long-term debt					29,905	17,137
[1] Included in Shaw senior note financing.
[2]    Senior debentures originally issued by Rogers Cable Inc. which are unsecured obligations of RCI and for which RCCI was an unsecured guarantor as at December 31, 2022 and 2021.
[3]    The subordinated notes can be redeemed at par on the five-year anniversary from issuance dates of December 2021 and February 2022 or on any subsequent interest payment date.

Each of the above senior notes and debentures are unsecured and, as at December 31, 2022, were guaranteed by RCCI, ranking equally with all of RCI's other senior notes, debentures, bank credit facilities, and letter of credit facilities. We use derivatives to hedge the foreign exchange risk associated with the principal and interest components of all of our US dollar-denominated senior notes and debentures (see note 17).
The tables below summarize the activity relating to our long-term debt for the years ended December 31, 2022 and 2021.

	Year ended December 31, 2022			Year ended December 31, 2021
(In millions of dollars, except exchange rates)	Notional	Exchange	Notional	Notional	Exchange	Notional
	(US$)	rate	(Cdn$)	(US$)	rate	(Cdn$)

Senior note issuances (Cdn$)			4,250			—
Senior note issuances (US$)	7,050	1.284	9,054	—	—	—
Total senior note issuances			13,304			—

Senior note repayments (Cdn$)			(600)			(1,450)
Senior note repayments (US$)	(750)	1.259	(944)	—	—	—
Total senior note repayments			(1,544)			(1,450)

Net issuance (repayment) of senior notes			11,760			(1,450)

Subordinated note issuances (Cdn$)			—			2,000
Subordinated note issuances (US$)	750	1.268	951	—	—	—
Total subordinated note issuances			951			2,000

Net issuance of long-term debt			12,711			550

	Years ended December 31
(In millions of dollars)	2022	2021

Long-term debt net of transaction costs, beginning of year	18,688	18,201
Net issuance of long-term debt	12,711	550
Loss (gain) on foreign exchange	1,271	(50)
Deferred transaction costs incurred	(988)	(31)
Amortization of deferred transaction costs	51	18

Long-term debt net of transaction costs, end of year	31,733	18,688

Current	1,828	1,551
Long-term	29,905	17,137

Long-term debt net of transaction costs, end of year	31,733	18,688

In early 2022, we entered into a $665 million senior unsecured non-revolving credit facility with a fixed 1% interest rate with Canada Infrastructure Bank. The credit facility can only be drawn upon to finance broadband service expansion projects to underserved communities under the Universal Broadband Fund. As at December 31, 2022, we had not drawn on the credit facility. See note 2(e) for our accounting policy related to borrowings on this facility.

In April 2021, we entered into a $6 billion term loan facility consisting of three tranches of $2 billion each. The facility cannot be drawn upon until the closing date of the Shaw Transaction. The first tranche matures three years after the Shaw Transaction closing date and subsequent tranches mature in years four and five thereafter, respectively. At tranche maturity, any outstanding borrowings under that tranche must be repaid. The interest rate charged on borrowings from the term loan facility ranges from nil to 1.25% per annum over the bank prime rate or base rate, or 0.65% to 2.25% over the bankers' acceptance rate or London Inter-Bank Offered Rate. In May 2022, we extended the drawdown period of the term loan facility to December 31, 2022. In September 2022, we further extended the drawdown period to December 31, 2023.

WEIGHTED AVERAGE INTEREST RATE
As at December 31, 2022, our effective weighted average interest rate on all debt and short-term borrowings, including the effect of all of the associated debt derivatives and interest rate derivatives, was 4.50% (2021 - 3.95%).

BANK CREDIT AND LETTER OF CREDIT FACILITIES
Our $4.0 billion revolving credit facility is available on a fully revolving basis until maturity and there are no scheduled reductions prior to maturity. The interest rate charged on borrowings from the revolving credit facility ranges from nil to 1.25% per annum over the bank prime rate or base rate, or 0.85% to 2.25% over the bankers' acceptance rate or London Inter-Bank Offered Rate.
In 2021, we amended our revolving credit facility to, among other things, increase the total credit limit and extend the maturity dates. We increased the total credit limit from $3.2 billion to $4 billion by increasing the limits of the two tranches to $3 billion and $1 billion (from $2.5 billion and $700 million), respectively. We also extended the maturity date of the $3 billion tranche from September 2023 to April 2026 and the $1 billion tranche from September 2022 to April 2024. In January 2023, we amended our revolving credit facility to further extend the maturity date of the $3 billion tranche to January 2028, from April 2026 and the $1 billion tranche to January 2026, from April 2024.

SENIOR AND SUBORDINATED NOTES AND DEBENTURES
We pay interest on all of our fixed-rate senior and subordinated notes and debentures on a semi-annual basis.

We have the option to redeem each of our fixed-rate senior notes and debentures, in whole or in part, at any time, if we pay the premiums specified in the corresponding agreements.

Issuance of senior and subordinated notes and related debt derivatives
Below is a summary of the senior and subordinated notes we issued in 2022 and 2021.

(In millions of dollars, except interest rates and discounts)							Transaction costs and discounts [2] (Cdn$)
Date issued		Principal amount	Due date	Interest rate	Discount/ premium at issuance	Total gross proceeds [1] (Cdn$)	Upon issuance	Upon modification [3]

2022 issuances
February 11, 2022 (subordinated) [4]	US	750	2082	5.250%	At par	951	13	—
March 11, 2022 (senior) [5]	US	1,000	2025	2.950%	99.934%	1,283	9	50
March 11, 2022 (senior)		1,250	2025	3.100%	99.924%	1,250	7	—
March 11, 2022 (senior)	US	1,300	2027	3.200%	99.991%	1,674	13	82
March 11, 2022 (senior)		1,000	2029	3.750%	99.891%	1,000	7	57
March 11, 2022 (senior)	US	2,000	2032	3.800%	99.777%	2,567	27	165
March 11, 2022 (senior)		1,000	2032	4.250%	99.987%	1,000	6	58
March 11, 2022 (senior)	US	750	2042	4.500%	98.997%	966	20	95
March 11, 2022 (senior)	US	2,000	2052	4.550%	98.917%	2,564	55	250
March 11, 2022 (senior)		1,000	2052	5.250%	99.483%	1,000	12	62

2021 issuance
December 17, 2021 (subordinated) [4]		2,000	2081	5.000%	At par	2,000	20	—
[1] Gross proceeds before transaction costs, discounts, and premiums.
[2] Transaction costs, discounts, and premiums are included as deferred transaction costs and discounts in the carrying value of the long-term debt, and recognized in net income using the effective interest method.
[3]    Accounted for as a modification of the respective financial liabilities. Reflects initial consent fee of $557 million incurred in September 2022 and additional consent fee of $262 million incurred in December 2022.
[4]    Deferred transaction costs and discounts in the carrying value of the subordinated notes are recognized in net income using the effective interest method over a five-year period.
[5] The US$1 billion senior notes due 2025 can be redeemed at par on or after March 15, 2023.

During the year ended December 31, 2021, we issued $2 billion subordinated notes due 2081 with an initial coupon of 5% for the first five years. Concurrently, we terminated the $750 million bond forwards entered into in July 2021 to hedge the interest rate risk associated with future debt issuances. We used the proceeds to partially fund the remaining payment required to obtain the 3500 MHz spectrum licences.

In February 2022, we issued US$750 million subordinated notes due 2082 with an initial coupon of 5.25% for the first five years. Concurrently, we terminated $950 million of interest rate derivatives entered into in 2021 to hedge the interest rate risk associated with future debt issuances. We received net proceeds of US$740 million ($938 million) from the issuance.

Each of the subordinated notes can be redeemed at par on their respective five-year anniversary or on any subsequent interest payment date. The subordinated notes are unsecured and subordinated obligations of RCI. Payment on these notes will, under certain circumstances, be subordinated to the prior payment in full of all of our senior indebtedness, including our senior notes, debentures, and bank credit facilities. In addition, upon the occurrence of certain events involving a bankruptcy or insolvency of RCI, the outstanding principal and interest of such subordinated notes would automatically convert into preferred shares.

In connection with the subordinated notes issuances, the Board approved the creation of new Series I and Series II preferred shares, respectively. Series I and Series II have been authorized for up to 3.3 million and 1.4 million preferred shares, respectively, have no voting rights, have par values of $1,000 per share, and will be issued automatically upon the occurrence of certain events involving a bankruptcy or insolvency of RCI to holders of the respective subordinated notes.

In March 2022, we issued $13.3 billion of senior notes, consisting of US$7.05 billion ($9.05 billion) and $4.25 billion, in order to partially finance the cash consideration for the Shaw Transaction (Shaw senior note financing). Each of the notes (except the $1.25 billion senior notes due 2025) contains a "special mandatory redemption" provision (SMR notes), which required them to be redeemed at 101% of their principal amount (plus accrued interest) if the Shaw Transaction was not consummated prior to December 31, 2022 (SMR outside date). At the same time, we terminated the committed credit facility we had arranged in March 2021. The arrangement agreement between Rogers and Shaw requires us to maintain sufficient liquidity to ensure we are able to fund the cash consideration portion of the Shaw Transaction upon closing and as such, we have recognized approximately $12.8 billion of the net proceeds as "restricted cash and cash equivalents" on our Consolidated Statements of Financial Position.

In August 2022, we received consent from the holders of SMR notes to extend the SMR outside date to December 31, 2023, to ensure financing remained in place should the Shaw Transaction not have closed by December 31, 2022. As a result, we paid an initial consent fee to the note holders, including other directly attributable transaction costs, in September 2022 of $557 million ($121 million and US$331 million). Since the Shaw Transaction did not close prior to December 31, 2022, we were required to pay to the holders of SMR notes an additional consent fee of $262 million ($55 million and US$152 million) on January 9, 2023. The transaction costs are included as deferred transaction costs and discounts in the carrying value of the long-term debt, and recognized in net income using the effective interest method. The liability associated with the additional consent fee has been recognized within "accounts payable and accrued liabilities" on our Consolidated Statement of Financial Position as at December 31, 2022.

Concurrent with the Shaw senior note financing, we terminated certain derivatives (see note 11) we had entered into in 2021 to hedge the interest rate risk associated with future debt issuances. Concurrent with the US dollar-denominated issuances, we also entered into debt derivatives to convert all interest and principal payment obligations to Canadian dollars. As a result, we received net proceeds of US$6.95 billion ($8.93 billion) from the US dollar-denominated issuances.

Repayment of senior notes and related derivative settlements
During the year ended December 31, 2022, we repaid the entire outstanding principal amount of our $600 million 4.00% senior notes at maturity. There were no derivatives associated with these senior notes. We also repaid the entire outstanding principal amount of our US$750 million floating rate senior notes and the associated debt derivatives at maturity. As a result, we repaid $1,019 million, including $75 million on settlement of the associated debt derivatives.

During the year ended December 31, 2021, we repaid the entire outstanding principal amount of our $1.45 billion 5.34% senior notes at maturity. There were no derivatives associated with these senior notes.

PRINCIPAL REPAYMENTS
Below is a summary of the principal repayments on our long-term debt due in each of the next five years and thereafter as at December 31, 2022.

(In millions of dollars)
2023	1,828
2024	600
2025	3,552
2026	3,693
2027 [1]	3,261
Thereafter	19,921
Total long-term debt	32,855
[1] Reflects repayment of the subordinated notes issued in December 2021 and February 2022 on the five-year anniversary.

TERMS AND CONDITIONS
As at December 31, 2022 and 2021, we were in compliance with all financial covenants, financial ratios, and all of the terms and conditions of our long-term debt agreements. There were no financial leverage covenants in effect other than those under our bank credit and letter of credit facilities.

The 8.75% debentures due in 2032 contain debt incurrence tests and restrictions on additional investments, sales of assets, and payment of dividends, all of which are suspended in the event the public debt securities are assigned investment-grade ratings by at least two of three specified credit rating agencies. As at December 31, 2022, these public debt securities were assigned an investment-grade rating by each of the three specified credit rating agencies and, accordingly, these restrictions have been suspended as long as the investment-grade ratings are maintained. Our other senior notes do not have any of these restrictions, regardless of the related credit ratings. The repayment dates of certain debt agreements can also be accelerated if there is a change in control of RCI.